AQR FUNDS

Supplement dated November 19, 2018 (“Supplement”)

to the Class I Shares and Class N Shares Prospectus

and the Class R6 Shares Prospectus, each dated May 1, 2018, as amended, of the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund (the “Funds”)

This Supplement updates certain information contained in the Prospectus. Please review this important information carefully. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

The section entitled “Closed Fund Policies” beginning on page 178 of the Prospectus is hereby deleted and replaced in its entirety with the following:

Closed Fund Policies

Effective at the close of business of the below dates (each, a “Closing Date”), the following Funds (each, as of its Closing Date, a “Closed Fund”) were closed to new investors, subject to certain exceptions.

Closed Fund	Closing Date

AQR Diversified Arbitrage Fund	June 29, 2012

AQR Multi-Strategy Alternative Fund	September 30, 2013

AQR Style Premia Alternative Fund	March 31, 2016

AQR Style Premia Alternative LV Fund	March 31, 2016

AQR Long-Short Equity Fund	June 30, 2017

AQR Equity Market Neutral Fund	June 30, 2017

Existing shareholders of a Closed Fund as of the applicable Closing Date are permitted to make additional investments in that Closed Fund and reinvest dividends and capital gains after the Closing Date in any account that held shares of the Closed Fund as of the Closing Date.

Notwithstanding the closing of a Closed Fund, you may open a new account in the Closed Fund (including through an exchange from another series of the Trust (each, a “Series”)) and thereafter reinvest dividends and capital gains in the Closed Fund if you meet the Closed Fund’s eligibility requirements and are:

•

A current shareholder of the applicable Closed Fund as of the Closing Date—either (a) in your own name or jointly with another or as trustee for another, or (b) as beneficial owner of shares held in another name—opening a (i) new individual account or IRA account in your own name, (ii) trust account, (iii) joint account with another party or (iv) account on behalf of an immediate family member;

•

A qualified defined contribution retirement plan that offers the applicable Closed Fund as an investment option of the plan (or another plan sponsored by the same employer), as of the Closing Date purchasing shares on behalf of new and existing participants;

•

A registered investment advisory firm, insurance company, private bank or trust company who as of the Closing Date has included the applicable Closed Fund as part of a discretionary fee-based program or model portfolio purchasing shares on behalf of a new or existing client;

•	A broker-dealer who as of the Closing Date has included the applicable Closed Fund in a discretionary model portfolio purchasing shares on behalf of new and existing clients in such programs;

•	An investor who submitted a letter of intent to invest in the Closed Fund that was accepted by the Adviser on or prior to the Closing Date;

•

An investor in another account or fund managed by the Adviser transferring, either by exchange or redemption and subsequent purchase, into a Closed Fund with a similar principal investment strategy where the Adviser concludes, in its judgment, that the transfer will not adversely affect the applicable Closed Fund;

•

A current shareholder of the AQR Diversified Arbitrage Fund transferring, either by exchange or redemption and subsequent purchase, into AQR Multi-Strategy Alternative Fund where the Adviser concludes, in its judgment, that the transfer will not adversely affect AQR Multi-Strategy Alternative Fund;

•

A current shareholder of the AQR Long-Short Equity Fund transferring, either by exchange or redemption and subsequent purchase, into the AQR Equity Market Neutral Fund where the Adviser concludes, in its judgment, that the transfer will not adversely affect the AQR Equity Market Neutral Fund;

•

A current shareholder of the AQR Equity Market Neutral Fund transferring, either by exchange or redemption and subsequent purchase, into the AQR Long-Short Equity Fund where the Adviser concludes, in its judgment, that the transfer will not adversely affect the AQR Long-Short Equity Fund; or

•

A participant in a tax-exempt retirement plan of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser and its affiliates, trustees and officers of the Trust and members of their immediate families.

Some trading platforms may have systems limitations that prevent them, in whole or in part, from implementing the distinctions between investors eligible or ineligible to invest in a Closed Fund pursuant to the requirements detailed above. In addition, the ability to permit, limit or decline investments in accordance with the eligibility requirements set out above may vary depending upon system limitations discussed above as well as applicable contractual and legal restrictions and cooperation of financial institutions and/or intermediaries.

Each Closed Fund reserves the right to (i) allow investments in Closed Funds that do not fit within the eligibility requirements above pursuant to guidelines approved by the Funds’ Board of Trustees, (ii) reject any investment, including those pursuant to eligibility requirements detailed above, and (iii) close and re-open the Closed Fund to new or existing shareholders at any time. In addition, through February 28, 2019, each Closed Fund will permit the reinvestment in a Closed Fund by a shareholder of the applicable Closed Fund that redeems its entire position in an account invested in the Closed Fund between November 1 and December 31, 2018, where it has been determined by the Closed Fund (or its agent) that such redemption was for temporary purposes in accordance with criteria approved by the Closed Fund’s Board of Trustees.

Investors may be required to demonstrate eligibility to purchase shares of a Closed Fund before an investment is accepted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE